                        AGREEMENT FOR CONSULTING SERVICES

WHEREAS COMMUNICATE NOW.COM INC., (hereafter Company) wishes to Engage the services of Robert F. Flanagan, esq. (hereafter Flanagan), to represent the
COMPANY in Corporate legal matters in the United States of America, for a period of one year from May 15, 2002 thru May 15, 2003/

WHEREAS Flanagan wishes to make himself available to Company to perform the above stated tasks of representing Company in all Corporate legal matters throughout the United States.

NOW THEREFORE, in return for ten ($10.00) dollars and other good and valuable consideration, paid each to the other in hand acknowledged by each,

THE PARTIED AGREE AS FOLLOWS;

        A.    Flanagan will represent the COMPANY in all legal matters
              throughout The United States and will coordinate COMPANY'S ongoing legal needs and services throughout the world, from June1, 2002 until December 31, 2002.

        B.    The COMPANY, for its part, will pay Flanagan for his services, the amount to two hundred-thousand (200,000) common shares to be registered by the COMPANY in the initial S-8 registration and filing. Said shares are due and owing at the time of the COMPANY'S first disbursement of shares to consultants and outside legal experts.

        C.    This Agreement contains the entire terms of Agreement between the parties and may only be modified by writing signed and agreed to by all parties.

        D.    The parties understand and agree that any litigation arising from the contents of this Agreement shall be decided by the law of the
              State of Texas and venue shall lie in the District Court of Bexar
              County, Texas.

Signed this 15 day of May 2002

Communicate now.com Inc.

Charles Bitters VP Operations.                /s/ Robert F. Flanagan, Esq.
                                                ---------------------------------
                                                  Robert F. Flanagan